SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

WELLS FARGO ALLOCATION FUNDS

WELLS FARGO ALTERNATIVE FUNDS

WELLS FARGO COREBUILDER SHARES

WELLS FARGO DOW JONES TARGET DATE FUNDS

WELLS FARGO DYNAMIC TARGET DATE FUNDS

WELLS FARGO EQUITY GATEWAY FUNDS

WELLS FARGO INCOME FUNDS

WELLS FARGO INTERNATIONAL EQUITY FUNDS

WELLS FARGO LARGE CAP STOCK FUNDS

WELLS FARGO MONEY MARKET FUNDS

WELLS FARGO MUNICIPAL INCOME FUNDS

WELLS FARGO SMALL CAP STOCK FUNDS

WELLS FARGO SPECIALTY FUNDS

WELLS FARGO VT FUNDS

WELLS FARGO WEALTHBUILDER PORTFOLIOS
(Each, a “Fund” and together, the “Funds”)

At a meeting held on December 22, 2016, the Boards of Trustees of Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and Asset Allocation Trust (the “Trusts”) appointed Andrew Owen as President of the Trusts, effective January 1, 2017. As a result, the information regarding Karla M. Rabusch under the “Management – General” section for each Fund is deleted and replaced with the following:

Name and Age	Position Held With Registrant/Length of Service	Principal Occupation(s) During Past 5 Years or Longer
Andrew Owen (Born 1960)	President, since 2017

Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014.  Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

December 30, 2016